Exhibit 99.1


                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION


IN RE:                                 }       CASE NUMBER
                                       }       02-10835
                                       }
The NewPower Company, et. al.          }       JUDGE        W. Homer Drake, Jr.
                                       }
DEBTORS                                }       CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                           FROM 8/31/06 To 9/30/2006

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                          Paul Ferdinands
                                          ---------------------------
                                          Attorney for Debtor

Debtor's Address                          Attorney's Address
and Phone Number                          and Phone Number

P.O. Box 17296                            191 Peachtree St.
Stamford, Ct 06907                        Atlanta, GA 30303
Tel: (203) 329-8412                       Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number:  02-10835                                Post Petition
                                                           Totals
For Period from August 31, 2006 - September 30, 2006

Opening Cash Balance -8/31/06                              $ 50,754

Inflows:
Customer Collections
Collateral Returned
    -Sureties
    -Security  Deposits
Sale Proceeds/Interest Income/Other                                   86
-------------------------------------------------------------------------
Total Inflows                                                         86
---------------------------------------------------------------------------------------------------------------
                                                                               Distribution of Outflows
Outflows:                                                                     NewPower         The NewPower
Post Petition:                                                             Holdings, Inc.        Company
--------------                                                             --------------        -------

Professionals - Bankruptcy                                            49              49
Consulting Fees
Lockbox Fees                                                           0               0
Supplies & Misc
Rent                                                                   1               1
Insurance
Utilities (Heat, Hydro, Phone, etc.)
Payroll (inlcuding tax payments & fees)                               15              15
T&E Reimbursements
State Tax Payments
Distribution to Equity
---------------------------------------------------------------------------------------------------------------
Total Outflows                                                        64                 64
---------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
Net Cash Flows                                                        22
-------------------------------------------------------------------------

                                                      -------------------
Closing Cash Balance                                            $ 50,776
======================================================-------------------

Amount of Cash Balance in  Reserve for
Classes 8 -12                                                     34,861

                                                                  Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from August 31, 2006 - September 30, 2006
Amounts in $000's


Accounts Receivable at Petition Date:            $ 75,200


Beginning of Month Balance*  - Gross             $ 13,476 (per 8/31/06 G/L)
PLUS:  Current Month New Billings                       -
LESS:  Collections During the Month                     -
                                             -------------

End of Month Balance - Gross                     $ 13,476 (per 9/30/06 G/L)
Allowance for Doubtful Accounts                   (13,476)
                                             -------------

End of Month Balance - Net of Allowance               $ -
                                             =============

                                      Note:  The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.



                                             AR Aging for Post Petition Receivables

                                                Current     > 30 days    > 60 days      Total
                                             ----------------------------------------------------

                                              $       -     $       -    $     111     $   111

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from August 31, 2006 - September 30, 2006
Amounts in $000's


See attached System Generated A/P reports as of 9/30/2006 (Attachments 2A and
2B).


Beginning of Period Balance                   $       208 (per 8/31/06 G/L)
PLUS:  New Indebtedness Incurred                        5
LESS:  Amounts Paid on A/P                            (50)
                                             -------------

End of Month Balance                          $       163 (per 9/30/06 G/L)
                                             =============

                            The New Power Company                    Exhibit 2A
                            Vendor Balance Detail
                           As of September 30, 2006


                                                        Type            Date          Amount        Balance
                                                   ---------------   ------------   ------------   -----------
   Archivesone                                                                                           0.00
                                                   Bill               09/03/2006         419.10        419.10
                                                   Bill Pmt -Check    09/03/2006        -419.10          0.00
                                                                                    ------------   -----------
   Total Archivesone                                                                       0.00          0.00
   Kaster Moving Co. Inc.                                                                                0.00
                                                   Bill               09/03/2006          82.50         82.50
                                                   Bill Pmt -Check    09/03/2006         -82.50          0.00
                                                                                    ------------   -----------
   Total Kaster Moving Co. Inc.                                                            0.00          0.00
   King and Spalding                                                                                     0.00
                                                   Bill               09/03/2006         596.70        596.70
                                                   Bill Pmt -Check    09/03/2006        -596.70          0.00
                                                   Bill               09/13/2006         611.00        611.00
                                                   Bill Pmt -Check    09/20/2006        -611.00          0.00
                                                                                    ------------   -----------
   Total King and Spalding                                                                 0.00          0.00
   Mellon Investors Services, LLC                                                                    1,339.09
                                                   Bill Pmt -Check    09/20/2006      -1,339.09          0.00
                                                                                    ------------   -----------
   Total Mellon Investors Services, LLC                                               -1,339.09          0.00
   Parker, Hudson, Rainer & Dobbs                                                                   40,132.86
                                                   Bill Pmt -Check    09/20/2006     -40,132.86          0.00
                                                                                    ------------   -----------
   Total Parker, Hudson, Rainer & Dobbs                                              -40,132.86          0.00
   Poorman-Douglas Corporation                                                                           0.00
                                                   Bill               09/11/2006         572.73        572.73
                                                   Bill Pmt -Check    09/20/2006        -572.73          0.00
                                                                                    ------------   -----------
   Total Poorman-Douglas Corporation                                                       0.00          0.00
   SBC                                                                                                   0.00
                                                   Bill               09/03/2006         128.00        128.00
                                                   Bill Pmt -Check    09/03/2006        -128.00          0.00
                                                                                    ------------   -----------
   Total SBC                                                                               0.00          0.00
   Sidley Austin Brown & Wood                                                                        5,007.88
                                                   Bill Pmt -Check    09/20/2006      -5,007.88          0.00
                                                                                    ------------   -----------
   Total Sidley Austin Brown & Wood                                                   -5,007.88          0.00
   U.S. Trustee Program Payment Center                                                                   0.00
                                                   Bill               09/03/2006       1,250.00      1,250.00
                                                   Bill Pmt -Check    09/03/2006      -1,250.00          0.00
                                                                                    ------------   -----------
   Total U.S. Trustee Program Payment Center                                               0.00          0.00
                                                                                    ------------   -----------
TOTAL                                                                                -46,479.83          0.00
                                                                                    ============   ===========

                             The New Power Company                  Exhibit 2B
                             Unpaid Vendor Detail
                           As of September 30, 2006


                   Name                  Aging       Open Balance
     ---------------------------------   -------    ---------------


     Franchise Tax Liability                            158,379.00
     Payroll Tax Liablility                               5,539.12
                                                    ---------------
                                                        163,918.12

                                                                  Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from August 31, 2006 - September 30, 2006
Amounts in $000's

Inventory Report
----------------

Inventory Balance at Petition Date            $ 15,587


Inventory at Beginning of Period              $      - (per 8/31/06 G/L)
PLUS:  Inventrory Purchased                          -
LESS:  Inventory Used or Sold                        -
                                             ----------

End of Month Balance                          $      - (per 9/30/06 G/L)
                                             ==========


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report
------------------

Book Value at Petition Date                   $ 1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period           $      -
Less:  Depreciation Expense                          -
Less:  Dispositions                                  -
Add:  Purchases                                      -
                                             ----------

Fixed Assets at End of Period                 $      -
                                             ==========

                                                                  Attachment 4
                                                                  Page 1 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2006-8/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company Concentration Account
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance         $          749,456.18
Total Deposits            $            2,884.57
Total Payments            $           60,503.84
Closing Balance           $          691,836.91
Service Charges           $              153.80

First Check issued this Period                     N/A
Last Check issued this Period                      N/A
Total # of checks issued this Period               N/A

                                                                  Attachment 4
                                                                  Page 2 of 16

Name of Debtor :                    NewPower Holdings Inc.
Case # :                            02-10835
Reporting Period:                   8/01/2006-8/31/2006

Name of Bank:                       JP Morgan Chase
Branch:                             New York ABA # 021000021
Account Name:                       The New Power Company
Account Number:
Purpose of Account:                 Money Market

Beginning Balance                   $   15,295,751.20
Total Deposits                      $       25,517.10
Total Payments                      $        3,969.74  Payroll Taxes
Closing Balance                     $   15,317,298.56
Service Charges                     $               -

First Check issued this Period                               N/A
Last Check issued this Period                                N/A
Total # of checks issued this Period                         N/A

                                                                  Attachment 4
                                                                  Page 3 of 16

Name of Debtor :            NewPower Holdings Inc.
Case # :                    02-10835
Reporting Period:           8/01/2006-8/31/2006

Name of Bank:               JP Morgan Chase
Branch:                     New York ABA # 021000021
Account Name:               The New Power Company Reserve Account
Account Number:
Purpose of Account:         Reserve for Shareholder Distributions

Beginning Balance           $ 34,803,021.73
Total Deposits              $ 58,068.60
Total Payments
Closing Balance             $ 34,861,090.33
Service Charges                          $ -

First Check issued this Period             N/A
Last Check issued this Period              N/A
Total # of checks issued this Period       N/A

January 2006 Interest       $     19,102.57
February 2006 Interest      $     17,263.46
March 2006 Interest         $     19,122.65
April 2006 Interest         $     27,821.49
May 2006 Interest           $     29,459.33
June 2006 Interest          $     28,533.24
July 2006 Interest          $     29,508.59
August 2006 Interest        $     29,533.65
September 2006 Interest     $     58,068.60
Interest Calculations:

                                  Shares     Distribution  2004 Int .  2005 Int.    Q1 2006    Q2 2006    Jul-06
Lana Pai                         1,032,000     608,880.00     729.73    3,944.28     961.94   1,423.08     489.35
Enron Energy Services            8,650,400   5,103,736.00   6,116.75   33,061.61   8,063.12  11,928.48   4,101.81
Cortez Energy Services           5,000,000   2,950,000.00   3,535.53   19,109.87   4,660.55   6,894.76   2,370.88
McGarrett I,  LLC                6,766,400   3,653,856.00   4,379.09   23,669.40   5,948.73   9,330.53   3,208.46
McGarrett II,  LLC               8,458,200   4,567,428.00   5,473.99   29,587.45   7,436.09  11,663.44   4,010.67
McGarrett III, LLC               2,791,800   1,507,572.00   1,806.80    9,765.94   2,454.43   3,849.76   1,323.80

Surfboards & Co.- warrants       5,404,800   2,918,592.00   3,497.89   18,906.41   4,751.67   7,452.96   2,562.82
EES Warrant Trust - warrants    24,117,800  13,023,612.00  15,608.59   84,365.96  21,203.35  33,257.27  11,436.06
Ari Benacerraf- options             10,000       5,400.00       6.47       34.98       8.81      13.79       4.74

                                           ----------------------------------------------------------------------
                                62,231,400  34,339,076.00  41,154.84  222,445.89  55,488.70  85,814.06  29,508.59


                                 Aug-06     Sep-06       Balance
Lana Pai                          489.76     962.97     617,881.11
Enron Energy Services           4,105.29   8,071.76   5,179,184.80
Cortez Energy Services          2,372.89   4,665.54   2,993,610.01
McGarrett I,  LLC               3,211.18   6,313.78   3,709,917.18
McGarrett II,  LLC              4,014.08   7,892.41   4,637,506.13
McGarrett III, LLC              1,324.93   2,605.05   1,530,702.70

Surfboards & Co.- warrants      2,565.00   5,043.26   2,963,372.01
EES Warrant Trust - warrants   11,445.78  22,504.51  13,223,433.52
Ari Benacerraf- options             4.75       9.33       5,482.87

                               ------------------------------------
                               29,533.65  58,068.60  34,861,090.33

                                                                  Attachment 4
                                                                  Page 4 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2006-8/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                     $0.00
Total Deposits                   $60,238.23
Total Payments                   $60,238.23
Closing Balance                       $0.00
Service Charges            N/A

First Check issued this Period                          200941
Last Check issued this Period                           200953
Total # of checks issued this Period                        13

                                                                  Attachment 4
                                                                  Page 5 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2006-8/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:       Controlled Disbursements (Customer Refunds)

Beginning Balance                     $0.00
Total Deposits                        $0.00
Total Payments                        $0.00
Closing Balance                       $0.00
Service Charges            N/A

First Check issued this Period                             NA
Last Check issued this Period                              NA
Total # of checks issued this Period                       NA

                                                                  Attachment 4
                                                                  Page 6 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2006-8/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower ACH Account
Account Number:
Purpose of Account:       ACH (T&E)

Beginning Balance                     $0.00
Total Deposits                        $0.00
Total Payments                        $0.00
Closing Balance                       $0.00
Service Charges            N/A

First Check issued this Period              N/A
Last Check issued this Period               N/A
Total # of checks issued this Period        N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 7 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2006-8/31/2006

Name of Bank:             First Union/ Wachovia
Branch:                   Herndon, VA  ABA # 051400549
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Natural Gas Collections

Beginning Balance                     $0.00
Total Deposits                        $0.00
Total Payments                        $0.00
Closing Balance                       $0.00
Service Charges            N/A

First Check issued this Period                          N/A
Last Check issued this Period                           N/A
Total # of checks issued this Period                    N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 8 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2006-8/31/2006

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC ABA # 053000219
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/ IBM Collections

Beginning Balance                   $0.00
Total Deposits                      $0.00
Total Payments                      $0.00
Closing Balance                     $0.00
Service Charges                     $0.00

First Check issued this Period                           N/A
Last Check issued this Period                            N/A
Total # of checks issued this Period                     N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 9 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2006-8/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:       Payroll

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                   N/A
Last Check issued this Period                    N/A
Total # of checks issued this Period             N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 10 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2006-8/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower Enron Segregated A/C
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 11 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2006-8/31/2006

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit # 00192
Account Name:             The New Power Company
Account Number:
Purpose of Account:       CAN$ Operating A/C

Beginning Balance                    $0.00 CAN$
Total Deposits
Total Payments                       $0.00
Closing Balance                      $0.00
Service Charges                        $ -

First Check issued this Period                          NA
Last Check issued this Period                           NA
Total # of checks issued this Period                     0


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 12 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2006-8/31/2006

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC ABA # 053000219
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/AES Collections

Beginning Balance                     $0.00
Total Deposits                        $0.00
Total Payments                        $0.00
Closing Balance                       $0.00
Service Charges            N/A

First Check issued this Period                         N/A
Last Check issued this Period                          N/A
Total # of checks issued this Period                   N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 13 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2006-8/31/2006

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit # 00192
Account Name:             The New Power Company
Account Number:
Purpose of Account:       US$ A/C

Beginning Balance                      $0.00
Total Deposits                         $0.00
Total Payments                         $0.00
Closing Balance                        $0.00
Service Charges            N/A

First Check issued this Period                           N/A
Last Check issued this Period                            N/A
Total # of checks issued this Period                     N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 14 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2006-8/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company
Account Number:
Purpose of Account:       WildCard ATM Settlement

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 15 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2006-8/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                None
Last Check issued this Period                 None
Total # of checks issued this Period          None


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 16 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2006-8/31/2006

Name of Bank:             Credit Suisse Asset Management
Branch:                   466 Lexington Ave.  NY, NY 10017-3140
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Short Term Cash Mgmt Portfolio

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                          ACCOUNT CLOSED

                            The New Power Company                    Exhibit 5
                                 Check Detail
                                September 2006


        Num           Date                          Name                      Original Amount
     -----------   ------------   ------------------------------------------------------------
     200941         09/03/2006    Archivesone                                          419.10
     200942         09/03/2006    Kaster Moving Co. Inc.                                82.50
     200943         09/03/2006    SBC                                                  128.00
     200944         09/03/2006    U.S. Trustee Program Payment Center                1,250.00
     200945         09/03/2006    King and Spalding                                    596.70
     200946         09/03/2006    M. Patricia Foster                                 3,369.82
     wire           09/13/2006    United States Treasury                             3,969.74
     200947         09/20/2006    Parker, Hudson, Rainer & Dobbs                    40,132.86
     200948         09/20/2006    Mellon Investors Services, LLC                     1,339.09
     200949         09/20/2006    Sidley Austin Brown & Wood                         5,007.88
     200950         09/20/2006    Poorman-Douglas Corporation                          572.73
     200951         09/20/2006    King and Spalding                                    611.00
     200952         09/15/2006    M. Patricia Foster                                 3,369.81
     200953         09/30/2006    M. Patricia Foster                                 3,369.81

                                                                  Attachment 6

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from August 31, 2006 - September 30, 2006
Amounts in $000's

Taxes Paid During the Month


Employment Taxes                                4.0




Taxes Owed and Due

Payroll Tax Liability                           5.5

                                                                 Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from August 31, 2006 - September 30, 2006
Amounts in $000's


Summary of Officer Compensation

See supplemental attachment.

Personnel Report
                                                         Full Time   Part Time
# of Employees at beginning of period                                         1
# hired during the period                                        -            -
# terminated/resigned during period                              -            -
                                                        ------------------------
# employees on payroll - end of period                           0            1
                                                        ========================

# of employees on temporary consulting assignments                            0

Confirmation of Insurance

See supplemental attachment.*




------------
* Omitted

                                                                 Attachment 7B
                   Payments made to insiders 8/01/06 8/31/06    (Supplemental)
Payments are in gross amts

                     Title                   Amount       Date       Type

FOSTER, MARY         President & CEO        $  5,208.33   9/15/2006  Salary for pay period 9/01 - 9/15
                                            $  5,208.33   9/30/2006  Salary for pay period 9/16 -9/30


                                           -------------

                                            $ 10,416.67
                                           =============

                                                                  Attachment 8

NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from August 31, 2006 - September 30, 2006